Dreyfus
California
Tax Exempt
Bond Fund, Inc.
Annual Report

May 31, 1998

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus California Tax Exempt Bond Fund, Inc. for the 12-month period ended May 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.89%,* and an annualized tax-free distribution rate per share of 4.71%.**

Economic Review

   In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the direction of Federal Reserve Board (the Fed) monetary policy.

   The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed's status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge each other for the use of Federal Funds.)

   Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector during the reporting period, giving retailers some of their best months in a decade. The buoyant stock market, low unemployment rate and absence of inflation encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck sales are at ten-year highs.

   Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4%. The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Fed. The wage rate increase of 4.4% (above), compared to 3.7% and 3.1% in the two previous years, illustrates the upward creep of wages.

   Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate *3 balance that now prevails in the economy might be disturbed.

Market Environment

   Few periods in recent memory could be viewed as more favorable for the fixed income markets than your Fund's most recent fiscal year. Steady, moderate economic growth, a low level of inflation, generally declining industrial commodity prices and a strengthening currency all contributed to create an overall friendly climate for the bond market. Along the way, however, there were periodic bouts of volatility arising from more uncertain themes which surfaced. On the heels of the Fed's move to raise interest rates just prior to the start of the fiscal year, market yields rose to the highest level of the entire period as concerns mounted that continued subdued inflation in the face of overly tight labor markets was unsustainable. These anxieties were quickly allayed by the evolution of a school of thought embracing a belief in a "new paradigm" which held that the economy could grow above consensus estimate of its capacity without a commensurate increase in inflation, due to technological advances in the workplace which increased worker productivity, as well as global competition from emerging market nations which limited pricing power domestically. As these perceptions gathered momentum among market participants, prices advanced sharply into July 1997 when Fed Chairman Alan Greenspan sought to dampen the market's exuberance in his semi-annual Humphrey Hawkins testimony before Congress by calling into question this view compared to the weight of evidence posed by recent economic history. His comments succeeded in forcing yields to adjust to higher levels in the weeks that followed, which more adequately reflected the capacity constraints confronting the economy. The rise was short-lived, however, and relatively mild in nature. Attention soon shifted to a series of economic crises rolling through several emerging market economies of Southeast Asia which culminated with the formal devaluations of the currencies of Thailand, Malaysia and Indonesia. Concern mounted over the potential deflationary impact these events would have around the globe and bond prices began to rise as investors began to accumulate fixed income securities. Toward the end of 1997, as it became increasingly apparent that the larger, more established Asian economies such as Japan and South Korea were not immune to these difficulties, the scope of the problem expanded and the demand for U.S. fixed income securities pushed yields to their lowest levels of the period in January 1998. Since then, prices of fixed income securities have been confined to a relatively narrow range whose extremes are determined by the vacillation of market sentiment between the poles of this debate. On one hand, the question is raised of how long the United States can maintain above-trend economic growth without a significant increase in inflation, and on the other, the degree to which the deflationary impulse emanating from Asia may subdue domestic growth. Toward the end of the Fund's fiscal year, a more constructive view of the market gathered additional support as it became increasingly apparent that the Government's future borrowing needs would be significantly curtailed by higher-than-forecast tax receipts resulting from the robust level of domestic growth.

Portfolio Overview

   In managing your Fund's assets in such an environment, a decidedly positive posture was maintained. While trading activity sought to adjust portfolio structure to the changing sentiments which drove prices, in general we strove to create a vehicle that was more responsive to a declining interest rate environment. During those periods when volatility increased and prices retreated, emphasis was placed on accumulating securities bearing strong characteristics of double tax free income and minimal levels of principal volatility. As prices advanced, our purchasing focus shifted to those securities whose principal values would most closely mirror the anticipated appreciation of the market in general. Throughout the process we continued to work to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions of the securities held in the portfolio and improving their underlying creditworthiness.

   We appreciate your investment in the Dreyfus California Tax Exempt Bond Fund, Inc., and we want to assure you that we are at all times working in the Fund's best interest.

                                       Very truly yours,

                                       /s/ Richard J. Moynihan

                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

June 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-California residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, (annualized) divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus California Tax Exempt Bond Fund, Inc.                       May 31, 1998
--------------------------------------------------------------------------------
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CALIFORNIA TAX
     EXEMPT BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


                                     Dollars
$22,429
Lehman Brothers
Municipal Bond Index*

$19,623
Dreyfus California
Tax Exempt Bond Fund, Inc.


*Source: Lehman Brothers

Average Annual Total Returns
--------------------------------------------------------------------------------
   One Year Ended               Five Years Ended              Ten Years Ended
    May 31, 1998                  May 31, 1998                 May 31, 1998
   --------------               ----------------              ---------------
        8.89%                         5.07%                        6.97%

-----------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus California Tax Exempt Bond Fund, Inc. on 5/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                            May 31, 1998

                                                                                             Principal
Long-Term Municipal Investments--93.4%                                                        Amount            Value
-------------------------------------------------------------------------------            -------------   ---------------
Alameda County, COP:
  7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a).................            $   5,980,000   $    6,555,994
  7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a).................                4,045,000        4,434,614

Anaheim Public Finance Authority, Tax Allocation Revenue,
  6.45%, 12/28/2018 (Insured; MBIA)............................................               20,000,000       22,747,800
Bellflower, COP, Refunding
  (Bellflower Civic Center) 7.20%, 10/1/2019 (Insured; MBIA)...................                1,475,000        1,560,506
Berkeley, Health Facilities Revenue, Refunding
  (Alta Bates Medical Center) 6.55%, 12/1/2022 (Prerefunded 12/1/2002) (a).....               17,000,000       19,029,290
Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment Project):
  6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)...................                4,625,000        5,092,588
  6.75%, 8/1/2022 (Insured; MBIA)..............................................                1,775,000        1,934,111
California, Refunding 5%, 2/1/2020.............................................               48,260,000       47,441,510
California Department of Transportation, COP, Refunding
  5.25%, 3/1/2016 (Insured; MBIA)..............................................                5,600,000        5,677,672
California Department of Veteran Affairs, Home Purchase Revenue
  8.30%, 8/1/2019 (Prerefunded 8/1/1998) (a)...................................                  955,000          981,282
California Educational Facilities Authority, Revenue
  (Claremont College Pooled Facilities) 6.375%, 5/1/2022.......................                3,655,000        3,915,017
California Health Facilities Financing Authority, Revenue:
  (Adventist Health System-West):
    6.40%, 3/1/2002 (Insured; MBIA)............................................                1,955,000        2,106,376
    6.50%, 3/1/2003 (Insured; MBIA)............................................                2,140,000        2,308,311
  (Episcopal Homes Foundation) 7.75%, 7/1/2018 (Prerefunded 7/9/1998) (a)......                4,270,000        4,309,583
  (Refunding, UCSF - Stanford Health Care):
    5%, 11/15/2028 (Insured; AMBAC)............................................               32,500,000       31,705,050
    5%, 11/15/2031 (Insured; FSA)..............................................               17,920,000       17,326,490
  (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a)....                8,500,000        9,326,795
  (San Diego Hospital Association) 6.125%, 8/1/2022 (Insured; MBIA)............                4,250,000        4,590,468
  (Stanford University):
    6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a)...............................                8,975,000        9,668,588
    6.50%, 11/1/2020 (Prerefunded 11/1/2002) (a)...............................                1,025,000        1,126,352
  (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC).......................                   55,000           56,741
California Housing Finance Agency:
  Home Mortage Revenue:
    6.30%, 2/1/2008............................................................                2,645,000        2,827,399
    6.35%, 2/1/2009............................................................                2,810,000        3,003,384
    6.40%, 2/1/2010............................................................                2,965,000        3,168,636
    5.85%, 8/1/2017............................................................                6,000,000        6,332,040
    8.30%, 8/1/2019............................................................                   85,000           86,942
    6.70%, 8/1/2025............................................................                7,955,000        8,536,670
    7.125%, 2/1/2026...........................................................                2,760,000        2,982,980


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount            Value
-------------------------------------------------------------------------------            -------------   ---------------
California Housing Finance Agency (continued):
  Home Mortage Revenue (continued):
    6.55%, 8/1/2026............................................................            $  11,225,000   $   12,055,426
    6.15%, 8/1/2027 (Insured; MBIA)............................................               10,000,000       10,656,700
    6.40%, 8/1/2027 (Insured; MBIA)............................................               20,000,000       21,450,600
    7.65%, 8/1/2029............................................................                9,835,000       10,204,009
  MFHR 6.30%, 8/1/2026 (Insured; AMBAC)........................................                7,150,000        7,557,479
  Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015............................                3,140,000        3,337,412
  Single Family Mortgage:
    6.25%, 8/1/2014 (Insured; AMBAC)...........................................                3,525,000        3,695,540
    6.30%, 8/1/2024............................................................                8,000,000        8,515,920
    6.45%, 8/1/2025............................................................               15,355,000       16,360,753
California Pollution Control Financing Authority:
  PCR (Pacific Gas & Electric Co.) 6.35%, 6/1/2009 (Insured; MBIA).............                5,000,000        5,436,000
  (Refunding, San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)......               43,330,000       48,560,364
  (Southern California Edison Co.):
    6.40%, 12/1/2024...........................................................               12,600,000       13,537,188
    6.40%, 12/1/2024 (Insured; AMBAC)..........................................                4,125,000        4,489,485
  SWDR (Browning Ferris Industry, Inc.):
    5.80%, 12/1/2016...........................................................               10,660,000       11,133,197
    6.75%, 9/1/2019............................................................                3,400,000        3,809,598
California Public Works Board, LR:
  (Department of Corrections, California State Prison, Susanville)
    5.25%, 6/1/2015 (Insured; FSA).............................................                5,455,000        5,699,275
  (Department of Corrections, Calipatria State Prison, Imperial County)
    6.50%, 9/1/2017 (Insured; MBIA)............................................               13,000,000       15,508,870
  (Various University of California Projects)
    Refunding 5.50%, 6/1/2014..................................................                5,000,000        5,364,650
    6.375%, 10/1/2019 (Prerefunded 10/1/2004) (a)..............................               12,775,000       14,537,311
California Statewide Community Development Authority, Revenue,
  COP (Saint Joseph Health System):
    6.50%, 7/1/2015 (Prerefunded 7/1/2004) (a).................................                7,000,000        7,971,600
    Refunding 5.125%, 7/1/2017.................................................                5,000,000        4,996,750
Central Coast Water Authority, Revenue, Refunding (State Water Project)
  5%, 10/1/2022 (Insured; AMBAC)...............................................               36,980,000       36,262,958
Chico Public Financing Authority, Revenue
  (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC).....                2,000,000        2,122,240
Contra Costa County, COP (Merrithew Memorial Hospital)
  6.60%, 11/1/2012 (Prerefunded 11/1/2002) (a).................................               10,000,000       11,209,600
Corona Community Facilities District, Special Tax, Refunding:
  7.60%, 9/1/2013..............................................................                5,755,000        6,022,953
  7.60%, 9/1/2017..............................................................                3,000,000        3,138,210
  7.70%, 9/1/2019..............................................................                2,000,000        2,092,040


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount            Value
-------------------------------------------------------------------------------            -------------   ---------------
East Bay Municipal Utilities District, Water System Revenue,
  Refunding 4.75%, 6/1/2021 (Insured; FGIC)....................................            $  47,885,000   $   45,443,823
East Bay Regional Park District, Refunding
  5%, 9/1/2020.................................................................                5,350,000        5,257,927
Emeryville Public Financing Authority, Revenue
  (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024......................                2,365,000        2,604,551
Folsom Community Facilities District Number 3, Special Tax
  7.80%, 12/1/2015 (Prerefunded 12/1/1999) (a).................................                1,900,000        2,061,842
Foothill Eastern Transportation Corridor Agency, Toll Road Revenue:
  6%, 1/1/2016.................................................................                8,750,000        9,416,313
  Zero Coupon, 1/1/2027........................................................                5,000,000        1,058,550
  Zero Coupon, 1/1/2029........................................................               16,200,000        3,076,704
Fresno, Sewer Revenue:
  5.25%, 9/1/2019 (Insured; AMBAC).............................................                4,850,000        5,020,138
  5%, 9/1/2023 (Insured; MBIA).................................................               13,390,000       13,125,414
Hesperia Water District, COP, Refunding
  (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC).......                4,500,000        4,957,920
Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013 (Prerefunded 5/1/2001) (a)       6,300,000        6,888,042
La Verne Community Facilities District, Special Tax
  (Koll Business Center) 7.875%, 3/1/2014......................................                3,625,000        3,774,350
Lake Elsinore Public Financing Authority, Tax Allocation Revenue
  (Lake Elsinore Redevelopment Project)
  6.25%, 2/1/2019 (Insured; FGIC)..............................................                4,220,000        4,437,414
Loma Linda, HR, Refunding (Loma Linda University Medical Center Project)
  7%, 12/1/2015 (Insured; AMBAC)...............................................               12,355,000       13,090,123
Long Beach, Water Revenue, Refunding 5%, 5/1/2024 (Insured; MBIA)..............               11,090,000       10,868,533
Los Angeles, Wastewater System Revenue
  5%, 6/1/2028 (Insured; FGIC).................................................               32,500,000       31,807,750
Los Angeles Community Redevelopment Agency, Tax Allocation
  (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA)............                4,900,000        5,366,774
Los Angeles County, COP:
  (Disney Parking Project) 6.50%, 3/1/2023.....................................                7,440,000        7,984,757
  (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)...........                9,000,000        9,625,500
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  6%, 7/1/2020  (Insured; MBIA)................................................               15,000,000       16,170,750
Los Angeles Department of Water and Power,
  Waterworks Revenue, Refunding:
    6.40%, 5/15/2028...........................................................                2,435,000        2,615,823
    6.375%, 7/1/2034 (Insured; MBIA)...........................................               12,000,000       13,376,040
Los Angeles Harbor Department, Revenue:
  6%, 8/1/2012.................................................................                8,900,000        9,652,673
  6.625%, 8/1/2019 (Insured; AMBAC)............................................                6,000,000        6,545,700
  6.625%, 8/1/2025.............................................................               17,780,000       19,354,597


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount            Value
-------------------------------------------------------------------------------            -------------   ---------------
Los Angeles Municipal Improvement Corp.:
  COP (Equipment Real Property) 5.40%, 12/1/2010 (Insured; AMBAC)..............            $   2,335,000   $    2,460,226
  LR, Refunding (Central Library Project):
    6.30%, 6/1/2016............................................................                3,500,000        3,755,080
    6.30%, 6/1/2018............................................................                4,250,000        4,564,585
    6.35%, 6/1/2020............................................................                7,700,000        8,275,113
Madera County, COP (Valley Children's Hospital Project)
  4.75%, 3/15/2018 (Insured; MBIA).............................................                5,000,000        4,777,150
  5%, 3/15/2023 (Insured; MBIA)................................................               12,000,000       11,683,080
Metropolitan Water District of Southern California, Waterworks Revenue:
  6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)...................................                4,750,000        5,216,450
  5%, 7/1/2026.................................................................               12,500,000       12,240,750
  5%, 7/1/2027.................................................................               20,910,000       20,531,529
Modesto, Multi-Family Housing Mortgage Revenue, Refunding 6.40%, 6/1/2029......                7,723,000        8,078,412
Monterey County, COP (Natividad Medical Center Improvement)
  4.75%, 8/1/2023 (Insured; MBIA)..............................................               12,165,000       11,498,480
Moulton Niguel Water District, Improvement District Number 6
  7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a)..................                5,000,000        5,390,500
Mount Diablo Hospital District, Revenue
  6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)...............                5,000,000        5,354,900
Mount Diablo Unified School District, Community Facilities District, Special Tax
  7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000) (a)...................                3,500,000        3,794,070
M-S-R Public Power Agency, Revenue, Refunding (San Juan Project)
  5.90%, 7/1/2020..............................................................               20,000,000       20,026,600
Northern California Power Agency, Power Revenue:
  (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC) (Prerefunded 1/1/2016) (a)               670,000          834,096
  Refunding 7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a)........                  375,000          493,125
Pasadena Community Development Commission, MFHR (Civic Center)
  6.45%, 12/1/2021 (Insured; FSA)..............................................               13,185,000       13,832,911
Port of Oakland, Special Facilities Revenue (Mitsui O.S.K. Lines Ltd.)
  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (b)..........................                2,000,000        2,148,820
Rancho Cucamonga Redevelopment Agency, Tax Allocation
  (Rancho Cucamonga Redevelopment Project)
  7.125%, 9/1/2019 (Insured; MBIA).............................................                2,455,000        2,594,321
Riverside County Asset Leasing Corp., Leasehold Revenue
  (Riverside County Hospital Project):
    6.25%, 6/1/2019 (Prerefunded 6/1/1999) (a).................................                7,500,000        7,685,400
    Zero Coupon, 6/1/2023 (Insured; MBIA)......................................               18,755,000        5,151,436
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012.............                4,500,000        4,764,150
Sacramento County, Airport System Revenue
  6%, 7/1/2017 (Insured; MBIA).................................................                5,850,000        6,294,366
Sacramento Municipal Utility District, Electric Revenue, Refunding
  6.50%, 9/1/2013 (Insured; MBIA)..............................................                5,100,000        6,060,381


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount            Value
-------------------------------------------------------------------------------            -------------   ---------------
Saddleback Community College District, COP
  7%, 8/1/2019 (Insured; BIGI).................................................            $   2,875,000   $    3,022,459
San Bernardino County, COP:
  (Capital Facilities Project) 6.875%, 8/1/2024................................                5,000,000        6,374,650
  (West Valley Detention Center) 5.90%, 11/1/2001 (Insured; MBIA)..............                1,565,000        1,661,639
San Elijo Joint Powers Authority, Revenue
  (San Elijo Water Pollution Control Project) 7%, 3/1/2020 (Insured; FGIC)
  (Prerefunded 3/1/2000) (a)...................................................                5,500,000        5,892,645
San Francisco City and County, SFMR
  (FNMA/GNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024...............                  255,000          267,416
San Francisco City and County Airports Commission, International Airport Revenue:
  Refunding 6.10%, 5/1/2003 (Insured; AMBAC)...................................                3,000,000        3,264,870
  4.75%, 5/1/2029 (Insured; FSA)...............................................               24,195,000       22,775,963
San Francisco City and County Public Utilities Commission, Water Revenue
  6.50%, 11/1/2017 (Prerefunded 11/1/2001) (a).................................                3,500,000        3,847,130
San Francisco State Building Authority, LR
  (San Francisco Civic Center Complex) 5.25%, 12/1/2016 (Insured; AMBAC).......               25,175,000       25,581,576
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue:
  Zero Coupon, 1/1/2024........................................................               33,500,000        9,051,365
  Refunding Zero Coupon, 1/15/2031 (Insured; MBIA).............................              107,740,000       19,862,946
  Refunding Zero Coupon, 1/15/2034 (Insured; MBIA).............................               46,535,000        7,333,916
  Refunding Zero Coupon, 1/15/2035 (Insured; MBIA).............................               37,445,000        5,598,776
San Jose Redevelopment Agency, Tax Allocation (Merged Area Redevelopment Project)
  5%, 8/1/2026 (Insured; AMBAC)................................................               28,900,000       28,299,168
San Marcos Public Facilities Authority, Tax Allocation Revenue
  6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) (a).......................               10,500,000       11,382,840
San Mateo County, COP (Capital Projects Program)
  6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)...................                6,000,000        6,551,460
Santa Barbara, COP, Refunding (Water System Improvement Project)
  6.70%, 4/1/2027 (Insured; AMBAC).............................................                4,000,000        4,368,279
Santa Clara, Electric Revenue, Refunding
  5%, 7/1/2027 (Insured; AMBAC)................................................               16,000,000       15,663,040
Santa Cruz County, COP (Capital Facilities Project)
  6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001) (a)...................                5,000,000        5,507,899
Santa Cruz County Public Financing Authority, Revenue, Refunding
  7.10%, 9/1/2021 (Insured; MBIA)..............................................                6,500,000        6,897,865
Southern California Rapid Transportation District, COP (Workers Compensation Fund)
  6.50%, 7/1/2007 (Insured; MBIA)..............................................               22,900,000       24,751,235
University of California, COP (UCLA Central Chiller/ Cogeneration)
  6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a).................................                3,000,000        3,157,379


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount            Value
-------------------------------------------------------------------------------            -------------   ---------------
West Basin Municipal Water District, COP
  6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a)..................            $   6,000,000   $    6,480,900
                                                                                                           --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $1,113,662,249)........................................................                            $1,183,242,672
                                                                                                           ==============

Short-Term Municipal Investments--6.6%
-------------------------------------------------------------------------------
California--6.1%
California Economic Development Financing Authority, Revenue, VRDN
  (California Independent System Project) 3.90% (LOC; Bank America National
  Trust and Savings Association) (b,c).........................................            $  14,725,000   $   14,725,000
California Health Facilities Financing Authority, Revenue
  (Catholic Health Care West) 3.85% (Insured; AMBAC) (d).......................               10,400,000       10,400,000
California Pollution Control Financing Authority, PCR, Refunding, VRDN
  (Pacific Gas and Electric):
    3.85% (LOC; Deutsche Bank) (b,c)...........................................               13,000,000       13,000,000
    3.80% (LOC; Kredietbank, N.V.) (b,c).......................................               23,850,000       23,850,000
California Statewide Communities Development Authority, Solid Waste Facilities Revenue
  VRDN (Chevron U.S.A. Inc. Project) 3.85% (c).................................                2,800,000        2,800,000
Orange County Improvement Bond Act 1915, VRDN (Irvine Coast
  Assessment District Number 88-1) 3.75% (LOC: Societe Generale, Kredietbank N.V.) (b,c)       7,500,000        7,500,000
South Orange County Public Financing Authority, Special Tax Revenue
  3.75% (Insured; FGIC) (d)....................................................                4,500,000        4,500,000
U.S. Related--.5%
Puerto Rico Electric Power Authority, Power Revenue 3.42% (Insured; FSA) (d)...                6,900,000        6,900,000
                                                                                                           --------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $83,675,000)..........................................................                            $   83,675,000
                                                                                                           ==============
TOTAL INVESTMENTS--100.0%
   (cost $1,197,337,249).......................................................                            $1,266,917,672
                                                                                                           ==============


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------

Summary of Abbreviations
--------------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    LR         Lease Revenue
BIGI       Bond Investors Guaranty Insurance                MBIA       Municipal Bond Investors Assurance
COP        Certificate of Participation                                    Insurance Corporation
FGIC       Financial Guaranty Insurance Company             MFHR       Multi-Family Housing Revenue
FNMA       Federal National Mortgage Association            PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     SWDR       Solid Waste Disposal Revenue
GNMA       Government National Mortgage Association         SFMR       Single Family Mortgage Revenue
HR         Hospital Revenue                                 VRDN       Variable Rate Demand Notes
LOC        Letter of Credit


Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------


Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                         63.9%
AA                             Aa                             AA                          16.5
A                              A                              A                           10.8
BBB                            Baa                            BBB                          2.6
F1                             MIG1/P1                        SP1/A1                       4.9
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                1.3
                                                                                       -------
                                                                                         100.0%
                                                                                       =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Inverse floater security--the interest rate is subject to change periodically.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(g) At May 31, 1998, 25.0% of the Fund's net assets are insured by MBIA.




                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 May 31, 1998


                                                                                                   Cost            Value
                                                                                               --------------   --------------
ASSETS:                       Investments in securities--See Statement of Investments          $1,197,337,249   $1,266,917,672
                              Receivable for investment securities sold........                                     22,945,209
                              Interest receivable..............................                                     21,601,925
                              Receivable for shares of Common Stock subscribed.                                         22,599
                              Prepaid expenses.................................                                        200,634
                                                                                                                --------------
                                                                                                                 1,311,688,039
                                                                                                                --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        694,893
                              Cash overdraft due to Custodian..................                                        602,509
                              Payable for shares of Common Stock redeemed......                                        111,887
                              Accrued expenses.................................                                        139,467
                                                                                                                --------------
                                                                                                                     1,548,756
                                                                                                                --------------

NET ASSETS.....................................................................                                 $1,310,139,283
                                                                                                                ==============

REPRESENTED BY:               Paid-in capital..................................                                 $1,248,665,491
                              Accumulated undistributed investment income--net.                                        334,343
                              Accumulated net realized gain (loss) on investments                                   (8,440,974)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b)......................                                     69,580,423
                                                                                                                --------------
NET ASSETS.....................................................................                                 $1,310,139,283
                                                                                                                ==============

SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized).................                                     88,069,950

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                         $14.88
                                                                                                                        ======







                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                  Year Ended May 31, 1998


INVESTMENT INCOME

INCOME                        Interest Income............................                                    $ 72,840,305


EXPENSES:                     Management fee--Note 3(a)..................           $  7,979,665
                              Shareholder servicing costs--Note 3(b).....              1,063,714
                              Custodian fees.............................                 88,484
                              Directors' fees and expenses--Note 3(c)....                 56,644
                              Professional fees..........................                 45,511
                              Prospectus and shareholders' reports.......                 38,317
                              Registration fees..........................                 34,707
                              Loan commitment fees--Note 2...............                 11,791
                              Miscellaneous..............................                 57,568
                                                                                    ------------
                                   Total Expenses........................                                       9,376,401
                                                                                                             ------------

INVESTMENT INCOME--NET...................................................                                      63,463,904
                                                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....           $ 25,004,503
                              Net realized gain (loss) on financial futures           (1,249,563)
                                                                                    ------------
                                   Net Realized Gain (Loss)..............                                      23,754,940
                              Net unrealized appreciation (depreciation) on
                                investments (including $656,250 net unrealized
                                appreciation on financial futures).......                                      27,616,214
                                                                                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      51,371,154
                                                                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $114,835,058
                                                                                                             ============







                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended         Year Ended
                                                                                          May 31, 1998       May 31, 1997
                                                                                        ----------------   -----------------
OPERATIONS:
   Investment income--net..............................................                $   63,463,904      $   70,286,683
   Net realized gain (loss) on investments.............................                    23,754,940          (2,115,312)
   Net unrealized appreciation (depreciation) on investments...........                    27,616,214          34,799,633
                                                                                       --------------      --------------
         Net Increase (Decrease) in Net Assets Resulting from Operations                  114,835,058         102,971,004
                                                                                       --------------      --------------


DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..............................................                   (63,314,051)        (70,102,193)
   Net realized gain on investments....................................                       (81,940)            (86,360)
                                                                                       --------------      --------------
         Total Dividends...............................................                   (63,395,991)        (70,188,553)
                                                                                       --------------      --------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold.......................................                   342,706,207       1,675,496,366
   Dividends reinvested................................................                    39,899,176          43,945,559
   Cost of shares redeemed.............................................                  (492,963,526)     (1,754,439,821)
                                                                                       --------------      --------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions               (110,358,143)        (34,997,896)
                                                                                       --------------      --------------
            Total Increase (Decrease) in Net Assets....................                   (58,919,076)         (2,215,445)

NET ASSETS:
   Beginning of Period.................................................                 1,369,058,359       1,371,273,804
                                                                                       --------------      --------------
   End of Period.......................................................                $1,310,139,283      $1,369,058,359
                                                                                       ==============      ==============

Undistributed investment income--net...................................                $      334,343      $      184,490
                                                                                       --------------      --------------

CAPITAL SHARE TRANSACTIONS:                                                                Shares             Shares
                                                                                       --------------      --------------
   Shares sold.........................................................                    23,402,066         117,770,679
   Shares issued for dividends reinvested..............................                     2,710,842           3,079,624
   Shares redeemed.....................................................                   (33,650,961)       (123,222,239)
                                                                                       --------------      --------------
         Net Increase (Decrease) in Shares Outstanding.................                    (7,538,053)         (2,371,936)
                                                                                       ==============      ==============







                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Year Ended May 31,
                                                                -----------------------------------------------------
PER SHARE DATA:                                                   1998       1997        1996        1995       1994
                                                                -------    -------    -------     -------     -------
   Net asset value, beginning of period..............            $14.32     $14.00      $14.54      $14.59     $15.34
                                                                 ------     ------      ------      ------     ------
   Investment Operations:
   Investment income--net............................               .70        .73         .77         .82        .84
   Net realized and unrealized gain (loss)
      on investments.................................               .56        .32        (.54)        --        (.57)
                                                                 ------     ------      ------      ------     ------
   Total from Investment Operations..................              1.26       1.05         .23         .82        .27
                                                                 ------     ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net.............              (.70)      (.73)       (.77)       (.82)      (.85)
   Dividends from net realized gain on investments...               --         --          --         (.05)      (.17)
                                                                 ------     ------      ------      ------     ------
   Total Distributions...............................              (.70)      (.73)       (.77)       (.87)     (1.02)
                                                                 ------     ------      ------      ------     ------
   Net asset value, end of period....................            $14.88     $14.32      $14.00      $14.54     $14.59
                                                                 ======     ======      ======      ======     ======
TOTAL INVESTMENT RETURN..............................              8.89%      7.61%       1.58%       5.93%      1.58%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........               .71%       .73%        .69%        .71%       .70%
   Ratio of net investment income to average
      net assets.....................................              4.77%      5.11%       5.37%       5.77%      5.46%
   Portfolio Turnover Rate...........................             64.67%     60.56%      56.12%      39.85%     28.14%
   Net assets, end of period (000's Omitted).........        $1,310,139 $1,369,058  $1,371,274  $1,557,754 $1,658,782






                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $36,063 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $8,591,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1998. If not applied, $7,038,000 of the carryover expires in fiscal 2004 and $1,553,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the Fund's average daily net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 1998, there was no expense reimbursement pursuant to the Agreement.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $513,718 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $383,006 pursuant to the transfer agency agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1998, redemption fees amounted to $126,521.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures contracts, during the period ended May 31, 1998, amounted to $789,669,288 and $865,207,255, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At May 31, 1998, there were no financial futures contracts outstanding.

   (b) At May 31, 1998, accumulated net unrealized appreciation on investments was $69,580,423, consisting of $69,930,983 gross unrealized appreciation and $350,560 gross unrealized depreciation.

   At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus California Tax Exempt Bond Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                 Ernst & Young LLP

New York, New York
July 1, 1998


Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Dreyfus California
Tax Exempt Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York.
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                      928AR985